                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  FEBRUARY 20, 2002


                              PRIMIX SOLUTIONS INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                       000-20789               04-324968
---------------------------       ----------------------    -------------------
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)        Identification No.)


311 ARSENAL STREET, WATERTOWN, MASSACHUSETTS                          02472
--------------------------------------------                       ----------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code  (617) 923-6500

ITEM 5.  OTHER EVENTS.

         On February 20, 2002, the Board of Directors of Primix Solutions Inc., a Delaware corporation (the "Registrant") unanimously consented to the termination of the registration of its shares of common stock (the "Shares") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by filing a Form 15 Certification and Notice of Termination of Registration under
Section 12(g) of the Exchange Act with the SEC. The Board of Directors made its decision for the following reasons:

         1. The Shares are currently registered under Section 12(g) of the Exchange Act and are traded on the NASDAQ OTC Bulletin Board. The market for the Shares has been extremely illiquid, with the market price of the Shares over the past twelve months having ranged from $2.34 to $.04 on extreme low volume.

         2. The elimination of additional burdens on management associated with public reporting and other tasks resulting from the Registrant's public company status.

         3. The decrease in costs, particularly those associated with being a public company (for example, the requirement to file quarterly, annual or other periodic reports with the SEC and to publish and distribute to its stockholders annual reports and proxy statements), including related legal fees, accounting fees, printer fees and personnel costs.

         On February 21, 2002, the Registrant consummated the sale of (the "Transaction") certain assets and liabilities of 21st.dk A/S, a Danish corporation and wholly-owned subsidiary of the Registrant ("21st.dk") to T-Systems Danmark A/S, a Danish corporation and wholly-owned subsidiary of Deutsche Telekom AG ("T-Systems"). T-Systems acquired the business operations of 21st.dk for a cash payment of approximately DKK 2,000,000.

         On February 25, 2002, Primix Sweden AB (f/k/a Primant AB), a Swedish corporation and wholly-owned subsidiary of the Registrant initiated voluntary bankruptcy proceedings.

         On February 26, 2002, the Registrant issued a press release disclosing the above-mentioned events. A copy of the press release is attached hereto as an exhibit.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

         2.1 Asset Transfer Agreement dated as of February 21, 2002 by and between 21st.dk A/S and T-Systems Danmark A/S (excluding schedules and exhibits*).

         99.1     Press Release issued by the Registrant on February 26, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRIMIX SOLUTIONS INC.


                                        By:  /s/ DAVID W. CHAPMAN
                                             ------------------------------
                                             Name:  David W. Chapman
Date:  February 27, 2002                     Title: Chief Financial Officer

                                  EXHIBIT INDEX

         2.1 Asset Transfer Agreement dated as of February 21, 2002 by and between 21st.dk A/S and T-Systems Danmark A/S (excluding schedules and exhibits*).

         99.1     Press Release issued by the Registrant on February 26, 2002.

--------

*The Registrant agrees to furnish supplementally a copy of the schedules and exhibits to the Commission upon request.